            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Registration Statement on Form N-4 of the Polaris Platinum II and Polaris II Platinum Series Variable Annuities for Variable Separate Account of SunAmerica Annuity and Life Assurance Company of our report dated April 27, 2011, relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010. We also consent to the use in such Registration Statement of our report dated April 27, 2011, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Separate Account at December 31, 2010, and the related statement of operations for the periods indicated, and the related statements of changes in net assets for the periods indicated in each of the two years in the period then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 24, 2011 relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2010. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Los Angeles, California
April 27, 2011

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this registration statement on Form N-4 of the Polaris Platinum II and Polaris II Platinum Series Variable Annuities for Variable Separate Account of SunAmerica Annuity and Life Assurance Company of our report dated April 29, 2011, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2010 and 2009, and the related statutory statements of income and changes in capital and surplus, and of cash flow and for the three years in the period ended December 31, 2010. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 29, 2011